UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 10, 2004

PSF Group Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-64180	43-1818535
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805 Pennsylvania, Suite 200, Kansas City, Missouri		64105
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (816) 472-7675

Not Applicable

(Former name, former address and former fiscal year, if
changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
PRESS RELEASE

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Number	Description

99.1	Press Release dated February 10, 2004 furnished pursuant to Item 9 of this Form 8-K.

Item 9. Regulation FD Disclosure.

     On February 10, 2004, PSF Group Holdings, Inc. issued an earnings release announcing results for its third quarter ended December 27, 2003. PSF Group Holdings is furnishing a copy of the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2004
PSF GROUP HOLDINGS, INC.
(Registrant)

	By:	/s/ Dennis D. Rippe

Dennis D. Rippe
Vice President and Controller